                                                                    Exhibit 10.5


                                                                            OGIP


[Pharmacia & Upjohn LOGO]

1999 Operations Group Incentive Plan

1999 OPERATIONS GROUP INCENTIVE PLAN OVERVIEW

         The 1999 Operations Group Incentive Plan is summarized on the first three pages. Specific details on the Plan and how actual payouts are determined are provided in the Plan Document that follows this overview.

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PLAN OBJECTIVE
The Operations Group Incentive Plan (alternatively referred to as the OGIP, or the Plan) is designed to encourage specific results-oriented actions on the part of Elected Officers and members of the Operations Group (OG), and to recognize and reward positive results. The plan closely aligns financial rewards with the achievement of specific objectives linked to both business results and the participant's commitment to leadership. The higher the level of the achievement, the greater the financial reward to participants.

KEY FEATURES
There are six key elements (identified in BOLD ITALICS below) that determine OGIP payouts:

- A TARGET PAYOUT PERCENT is set at the beginning of the year, and is expressed as a percentage of a participant's eligible earnings. The target depends on a number of factors -- including market competitiveness, as well as a participant's position level, salary level, past individual performance and expected future contributions to the organization.

- Two Company performance measures -- SALES GROWTH and EARNINGS PER SHARE -- represent 50 percent of the plan's payout opportunity for most participants. Such a strong focus on these two measures underscores their importance to our success in creating shareholder value, in addition to generating more global consistency and teamwork across the Company.

- BUSINESS UNIT/FUNCTION (BU/F) PERFORMANCE MEASURES and a component tied to LEADERSHIP COMMITMENT account for the remainder of the Plan's payout. Funding for the BU/F component is contingent on meeting the participant's applicable CAPITAL CHARGE QUALIFIER.

The maximum payout to any individual under the Plan is 200 percent of targeted payout. In previous years, incentive plans offered maximum payouts of 150 percent. This revision reflects the Company's desire to provide significant rewards for truly exemplary performance.

Payout for the 1999 Plan is expected to occur in March 2000.

1999 PERFORMANCE MEASURES

COMPANY PERFORMANCE MEASURES

- Sales Growth - The industry average sales growth in 1999 is expected to be 7 percent, and our goal is to at least match that average.

- Earnings Per Share - The EPS target for 1999 is $1.85, which represents a growth factor of 17 percent over prior year. Achieving this goal will require us to outperform the industry, which is expected to grow an average of approximately 11 percent in 1999.


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                                       1

BU/F AND LEADERSHIP COMMITMENT MEASURES

- BU/F measures are based on each participant's Personal Objectives established for 1999. The payout for this component will only be made if the participant's applicable Capital Charge Qualifier is met. Additional details on this qualifier are provided later in the Plan Document.

- Leadership Commitments are based on the results of the 360-degree management behaviors survey to be conducted in 1999, in addition to an overall general assessment made by the participant's senior management (including the Chief Executive Officer).

- The target payout mix between the BU/F and Leadership Commitment components will vary based on the participant's designated business unit. Refer to the overview below for the applicable payout mix of each business unit.


 -------------------------------------------------------------------------------------
                     SALES     EPS           BU/F                  LEADERSHIP    TOTAL
                     GROWTH                MEASURES               COMMITMENTS
 -------------------------------------------------------------------------------------

 ALL PARTICIPANTS
 EXCEPT CHC AND
 ASSOCIATED
 BUSINESSES (AB)
                       25%     25%            20%                      30%        100%

 CHC AND AB            15%     15%            40%                      30%        100%
 PARTICIPANTS                            [ARROW GRAPHIC]

                                         CAPITAL CHARGE
                                           QUALIFIER:
                                      BU/F payout is funded
                                      at attained % of target
                                      if 1999 Operating Income
                                      Minus 9% Interest on
                                      Operating Asset Base is
                                      equal to or greater than
                                      1998. If less than 1998,
                                      funding for BU/F
                                      component is zero.

 -------------------------------------------------------------------------------------


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                                       2

PURPOSE OF THE PLAN DOCUMENT

The purpose of the Plan Document that follows is to provide eligible participants with an understanding of the key design features of the 1999 Operations Group Incentive Plan (OGIP).

In the pages that follow, participants will learn the specifics about:

-        Plan measures and weighting;

-        Performance objectives;

-        Performance determination;

-        Final payout determination;

-        Definitions and terminology; and

-        Plan administration.




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                                       3

1999 OPERATIONS GROUP INCENTIVE PLAN DOCUMENT

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ELIGIBILITY
Eligible employees (participants) in the OGIP include all Elected Officers and members of the Operations Group (OG) of Pharmacia & Upjohn.

TARGET AWARDS
Participants in the Plan will be eligible for an annual incentive award based on the achievement of predetermined goals. Each OGIP participant will have a target incentive percent established at the start of the year (or effective date of hire or transfer if they become a participant after the start of the year). Each individual's target incentive is established by their direct management, including the CEO. The Compensation Committee of the Board of Directors of Pharmacia & Upjohn approves the target incentive for all Elected Officers. The target is set based on a number of factors, including, but not limited to:

-        Market competitiveness of the position;

-        Job Level;

-        Base salary level;

-        Past individual performance; and

- Expected contribution to future company performance and business impact.

Final annual incentive award payments are determined at year-end by applying the individual's final incentive percent to eligible earnings. The methodology for determining the final payout percent, as well as the definition of eligible earnings, is covered later in the Plan Document. The Compensation Committee of the Board of Directors approves final incentive payments for all Elected Officers.

PLAN DESIGN
The OGIP contains specific measures related to Company results, Business Unit/Function (BU/F) results and Leadership Commitments. Company performance accounts for 50 percent of the incentive target for most participants, while BU/F and Leadership Commitments account for the remaining portion of the incentive target.

Company performance is measured by year to year Sales Growth and Earnings Per Share (EPS). These measures are formally defined below:

SALES GROWTH is defined as the percent increase of 1999 Net Sales over the 1998 Net Sales. For incentive determination purposes, sales figures may be restated -- following standard accounting practices -- to reflect unusual and/or non-recurring items such as large sales, divestitures, etc.

EPS is defined as Net Annual Earnings -- as adjusted for certain special items such as restructuring costs -- divided by the average annual number of common shares outstanding.


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                                       4

BU/F MEASURES will be based on each participant's achievement versus his/her Personal Objectives for 1999. This component of the Plan also has a qualifier linked to capital charges for the participant's designated business group. More detail on this qualifier will be covered later in the document.

LEADERSHIP COMMITMENTS will be measured based on the results of the 360-degree management behaviors survey to be conducted in 1999, in addition to an overall assessment of leadership performance to be made at year-end by the participant's senior management (including the CEO).

WEIGHTING OF INCENTIVE COMPONENTS
The weighting of incentive components for all OGIP participants is as follows:

-----------------------------------------------------------------
                      SALES                BU/F       LEADERSHIP
                      GROWTH     EPS     MEASURES     COMMITMENTS
-----------------------------------------------------------------

 ALL PARTICIPANTS
 EXCEPT CHC AND
 ASSOCIATED
 BUSINESSES             25%      25%        20%          30%
-----------------------------------------------------------------

 CHC & AB               15%      15%        40%          30%
 PARTICIPANTS
-----------------------------------------------------------------


DETERMINING INCENTIVE PAYOUTS
Achievement relative to the performance goals established for each component determines the extent to which a participant receives an annual incentive award.

COMPANY COMPONENTS
For Sales Growth and EPS, company performance is measured relative to the established target for each component. The payout curves for these two components are illustrated on the next page.



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
                      COMPANY SALES GROWTH PAYOUT CURVE(1)

               [LINE GRAPH OF SALES GROWTH PAYOUT CURVE OMITTED]


(1) See Appendix I for table showing payout factor for each level of Sales Growth performance



                          COMPANY EPS PAYOUT CURVE(2)

                    [LINE GRAPH OF EPS PAYOUT CURVE OMITTED]


(2) See Appendix II for table showing payout factor for each level of EPS performance



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                                       6

Some additional points to note regarding the Sales Growth and EPS components:

- For both Sales Growth and EPS, the maximum payout is 200% of target payout for each component.

- For EPS, the payout factor for hitting the $1.85 target is 125% (versus 100%). This higher payout factor for target performance reflects the Company's desire to provide higher rewards for achievement of 1999 EPS growth of 17% -- a growth expectation that will outperform the industry.

- Payouts will be prorated for incremental performance between the indicated performance/payout levels in Appendices I and II.

BUSINESS UNIT/FUNCTION (BU/F) MEASURES
This component will be based on the participant's performance versus his/her Personal Objectives established for 1999. Performance against these objectives will be assessed at year-end by the participant's direct management (including the CEO), and an appropriate payout percent for this component will be determined based on this assessment. Similar to the Sales Growth and EPS components, payouts under the BU/F measures component may range from 0% to 200% for any individual participant.

The payout for the BU/F component of the Plan will only be funded if the CAPITAL CHARGE QUALIFIER for the participant's designated business group is met. Please see Appendix III for the designated business group of each participant for purposes of applying this BU/F payout qualifier.

To qualify for the BU/F payout, the 1999 Capital Charge Qualifier of the participant's business group must meet or exceed the comparable figure in 1998. For purposes of this qualifier, the following definitions will apply:

- Capital Charge Qualifier is defined as: Operating Income minus 9% Interest on Operating Asset Base.

- Operating Asset Base includes: Inventory; Accounts Receivable; Net Property, Plant and Equipment; Net Intangibles from Investments after 1 January 1999; and the Net Book Value of the Company's Biotech Investment.

LEADERSHIP COMMITMENTS
This component will be based on the results of the 360-degree management behaviors survey to be conducted in 1999, as well as an overall general assessment made by the participant's senior management (including the Chief Executive Officer). The participant's final payout percent will be determined relative to their targeted payout level based on the collective results of these two elements. The payout for this component may range from 0% to 200% for any individual participant.



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                                       7

OGIP PAYMENT
At the end of the Plan year, after all results have been finalized (including Company, BU/F and Leadership Commitments), the actual incentive payment will be determined. If the participant is an Elected Officer, the final incentive payment must additionally be approved by the Compensation Committee of the Board of Directors. Final awards are expected to be issued in March 2000.

If a participant has an outstanding debt to the Company at the time an annual incentive payment would otherwise be made, the Company may apply the incentive payment to satisfy the debt. If a participant is found to have violated the Company's Business Ethics Policy, the Company may withhold, within the discretion of the Chief Compliance Officer, all or part of the participant's incentive payment.

GENERAL PLAN PROVISIONS

ELIGIBLE EARNINGS
Final incentive percentages will be applied to eligible earnings to determine final payout amounts. Eligible earnings are defined as all regular base salary earned during the incentive year. This includes lump sum merit increases and pay for unused vacation. Eligible earnings does not include:

-        Benefits credits used to "pay" for cafeteria benefits.

- Income received while on Total & Permanent Disability, Temporary Disability, Terminal Leave to Retirement, Terminal Leave to Termination, Pharmacia & Upjohn Disability, and/or Layoff status.

-        Workers' compensation payments.

-        Reimbursed relocation expenses or relocation COLA's.

-        Separation and/or Waiver Payments.

- Other reimbursements or payments that are not pay for services, such as Relocation Allowance, Automobile Allowance, etc.

- Special bonus payments and awards received during the plan year, such as special recognition awards, The W.E. Upjohn Award, etc.

PARTIAL YEAR ELIGIBILITY
In most cases, participants must be actively employed as of 31 December 1999 to be eligible for a payout from the 1999 OGIP. For those participants who are eligible for a partial year payout from the OGIP, payments will be based on applicable income while they were eligible for the Plan.

- NEW HIRES -- New employees who meet the eligibility requirements of the OGIP will be eligible to receive a prorated incentive under the Plan (assuming they are employed at year-end). The target incentive percentage will be established as of the effective date of hire.

- TRANSFERS -- For employees who transfer from one job or employee status to another, eligibility will depend on their award eligibility before and after the transfer.

         -- If an employee transfers from a position that is not eligible to participate in the OGIP to one that is eligible, he/she will be eligible to receive an OGIP award for the year based on eligible earnings after becoming eligible for the Plan.

         -- If an employee transfers from one Company incentive plan to another (e.g., from the Annual Incentive Plan to the OGIP) due to a change in position and/or job responsibilities, the annual incentive award will be prorated between the programs based on the time, eligible earnings and target incentive level in each position.

         -- If an employee transfers from one OGIP-eligible position to another, participation in the OGIP will continue uninterrupted. If the positions use different performance measures or have different annual incentive targets, the annual incentive award will be prorated between the two positions.

         -- If an employee transfers from an OGIP-eligible position to one that is not OGIP-eligible, he/she will cease participating in OGIP as of the date of transfer and the annual incentive award will be prorated based on participation and eligible earnings up to that point. Again, the employee must be actively employed at year-end to qualify for a partial payment.

- TERMINATIONS -- Participants who terminate employment prior to the last day of the incentive period (31 December 1999) will not be eligible for any OGIP payment for that year unless it is contractually stated in a separation agreement, or except for the following circumstances:

         -- Participants who die or who retire under a Company-sponsored retirement program during the plan year will be eligible for a prorated award. The award will be calculated from the date when they became eligible for the OGIP to the date of death or retirement. In the case of the death of a participant, any OGIP award payable to the participant shall be paid to his/her beneficiary in a single payment at the same time as all other incentive awards are distributed. For this purpose, the Plan will use the beneficiary named under the Company-sponsored life insurance plan. If no life insurance beneficiary is designated, the beneficiary will become the first named from the following order of plans: savings plan, pension plan, stock option plan.

         -- Participants who leave the Company under a Company-sponsored disability program, separation program or other appropriately approved program, will be eligible for a prorated award. OGIP payments for these participants will be based on the eligible earnings up to the effective date of the leave or separation.

- LEAVE OF ABSENCE -- Participants who are not actively employed for the entire incentive period because they were on an approved leave of absence of more than 90 days, but are still considered employed as of 31 December 1999, will receive a prorated payment based on eligible earnings during their period of active employment.

TAX CONSIDERATIONS AND WITHHOLDING
Incentive payments under the Plan will be treated as taxable income for the year in which the participant receives the award. The Company will withhold appropriate amounts from all payments to satisfy all federal, state and local tax withholding requirements.


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                                       9

NO RIGHTS TO EMPLOYMENT
Nothing in this Plan, and no action taken pursuant to the Plan, shall confer upon any participant the right to continue in the employ of the Company, or affect the right of the Company to terminate any participant's employment at any time and for any or no reason.

PLAN ADMINISTRATION
The general design of the Plan shall be approved and sponsored by the Compensation Committee of the Company. Global Human Resources shall have accountability to implement all administrative aspects of the Plan. All payments made under this Plan to Elected Officers of the Company are subject to review and approval of the Compensation Committee. The Chief Executive Officer (CEO) of the Company shall have the full power and authority to interpret the Plan, make factual determinations, and to prescribe, amend and rescind any rules, forms or procedures as deemed necessary or appropriate for the proper administration of the Plan. Any determinations, decisions, actions or interpretations to be made under the Plan by the CEO, including determinations as to issues on which the Plan Document is silent, shall be made in his sole discretion, not in any fiduciary capacity and need not be uniformly applied to similarly situated individuals. All determinations made by the CEO shall be final, conclusive and binding on the Company, all participants, and any other persons having or claiming an interest under the Plan.

AMENDMENT AND TERMINATION OF THE PLAN
The Company reserves the right to amend or terminate the Plan at anytime by action of the CEO, and in the case of Elected Officers, by action of the Compensation Committee. This right includes, but is not limited to, the modification of incentive measures, performance targets and/or performance results. This right also includes the modification of the terms of the Plan as may be necessary or desirable to comply with the laws or local customs of countries in which the Company operates or has employees.

The Company's obligation to pay compensation as herein provided is subject to any applicable orders, rules or regulations of any government agency or office having authority to regulate the payment of wages, salaries, and other forms of compensation.





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
APPENDIX I
COMPANY SALES GROWTH PAYOUT CURVE -- TABLE

================================================================================

                     ====================================
                     PERFORMANCE LEVEL      PAYOUT FACTOR
                     ------------------------------------
                          < 2.0%                 0.0%
                     ------------------------------------
                            2.0%                40.0%
                     ------------------------------------
                            2.5%                46.0%
                     ------------------------------------
                            3.0%                52.0%
                     ------------------------------------
                            3.5%                58.0%
                     ------------------------------------
                            4.0%                64.0%
                     ------------------------------------
                            4.5%                70.0%
                     ------------------------------------
                            5.0%                76.0%
                     ------------------------------------
                            5.5%                82.0%
                     ------------------------------------
                            6.0%                88.0%
                     ------------------------------------
                            6.5%                94.0%
                     ------------------------------------
                            7.0%                100.0%
                     ------------------------------------
                            7.5%                108.3%
                     ------------------------------------
                            8.0%                116.7%
                     ------------------------------------
                            8.5%                125.0%
                     ------------------------------------
                            9.0%                133.3%
                     ------------------------------------
                            9.5%                141.7%
                     ------------------------------------
                           10.0%                150.0%
                     ------------------------------------
                           10.5%                158.3%
                     ------------------------------------
                           11.0%                166.7%
                     ------------------------------------
                           11.5%                175.0%
                     ------------------------------------
                           12.0%                183.3%
                     ------------------------------------
                           12.5%                191.7%
                     ------------------------------------
                     (greater than
                     or equal to) 13.0%         200.0%
                     ====================================

Payouts are prorated for incremental performance between the indicated performance/payout levels.

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                                       11

APPENDIX II
COMPANY EPS PAYOUT CURVE -- TABLE

================================================================================

                      ====================================
                      PERFORMANCE LEVEL      PAYOUT FACTOR
                      ------------------------------------
                          < $1.66                  0%
                      ------------------------------------
                            $1.66                 40%
                      ------------------------------------
                            $1.67                 51%
                      ------------------------------------
                            $1.68                 60%
                      ------------------------------------
                            $1.69                 69%
                      ------------------------------------
                            $1.70                 77%
                      ------------------------------------
                            $1.71                 84%
                      ------------------------------------
                            $1.72                 90%
                      ------------------------------------
                            $1.73                 95%
                      ------------------------------------
                            $1.74                 98%
                      ------------------------------------
                            $1.75                 100%
                      ------------------------------------
                            $1.76                 102%
                      ------------------------------------
                            $1.77                 104%
                      ------------------------------------
                            $1.78                 106%
                      ------------------------------------
                            $1.79                 108%
                      ------------------------------------
                            $1.80                 110%
                      ------------------------------------
                            $1.81                 112%
                      ------------------------------------
                            $1.82                 114%
                      ------------------------------------
                            $1.83                 117%
                      ------------------------------------
                            $1.84                 120%
                      ------------------------------------
                            $1.85                 125%
                      ------------------------------------
                            $1.86                 129%
                      ------------------------------------
                            $1.87                 134%
                      ------------------------------------
                            $1.88                 139%
                      ------------------------------------
                            $1.89                 144%
                      ------------------------------------
                            $1.90                 150%
                      ------------------------------------
                            $1.91                 160%
                      ------------------------------------
                            $1.92                 170%
                      ------------------------------------
                            $1.93                 180%
                      ------------------------------------
                            $1.94                 190%
                      ------------------------------------
                      (greater than
                      or equal to) $1.95          200%
                      ====================================

Payouts are prorated for incremental performance between the indicated performance/p. your levels.

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
APPENDIX III
BUSINESS GROUP DESIGNATION FOR CAPITAL CHARGE QUALIFIER

================================================================================

--------------------------------------------------------------------------------------------------

TOTAL COMPANY:      Goran Ando          Chris Coughlin     Paul Matson         Tim Rothwell
                    Hakan Astrom        Carrie Cox         Ian McInnes         Mike Tansey
                    Ken Banta           Mike DuBois        Christer Odqvist    Bob Thompson
                    Rick Collier        Birgitta Klasen    Mats Pettersson     Alexandra Van Horne

--------------------------------------------------------------------------------------------------

TOTAL PHARMA:       Jack Jackson        Fernando Leal      Rod Unsworth        Toni Weitzberg


--------------------------------------------------------------------------------------------------

CHC:                Jorgen Johnsson


--------------------------------------------------------------------------------------------------

ASSOCIATED BUS.:    Don Parfet

--------------------------------------------------------------------------------------------------




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